EX-99.906 CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the EA Series Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the EA Series Trust for the period ended July 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the EA Series Trust for the stated period.

/s/ Wesley R. Gray, PhD.	/s/ Sean R. Hegarty, CPA
Wesley R. Gray, PhD.	Sean R. Hegarty, CPA
President (principal executive officer)	Treasurer (principal financial officer)
EA Series Trust	EA Series Trust

Date: September 29, 2026	Date: September 29, 2026
This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the EA Series Trust for purposes of Section 18 of the Securities Exchange Act of 1934.